Exhibit 99.2
Q3 2011 Earnings Release November 21, 2011

Forward Looking Statements 2 The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Economic, political and social conditions in the countries in which we conduct our businesses; Changes in U.S. or International government budgets; Decline in consumer spending; Sales and revenues mix and pricing levels; Availability of adequate labor, commodities, supplies and raw materials; Interest and foreign currency exchange rate fluctuations and changes in local government regulations; Competition, industry capacity & production rates; Ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; Our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; Changes in the value of goodwill or intangible assets; Our ability to achieve stated synergies or cost savings from acquisitions or divestitures; The number of personal injury claims filed against the Company or the degree of liability; Our ability to effect restructuring and cost reduction programs and realize savings from such actions; Government regulations and compliance therewith, including Dodd-Frank legislation; Changes in technology; Intellectual property matters; Governmental investigations; Potential future employee benefit plan contributions and other employment and pension matters; Contingencies related to actual or alleged environmental contamination, claims and concerns; Changes in generally accepted accounting principles; and Other factors set forth in our Registration Statement on Form 10 and our other filings with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the separation, including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward- looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the "Company") from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to:

Q3'11 Performance Summary 3 Solid Performance Pro Forma Adjusted EPS of $0.55, up 12% Excludes $0.13 One-Time Separation Costs Orders of $966M +19%; Organic +9% Revenue of $939M +17%; Organic +6% Adjusted Operating Income of $125M +17% Adjusted Operating Margin of 13.3% $235M Free Cash Flow Generation; 84% Conversion Completed YSI Acquisition

YSI Acquisition 4 Growing $300M Analytics Platform History of strong revenue growth and profitability 2010 Revenues $101M Purchase Price $309M Goodwill Recognized of $192M Intangibles of $124M ... Avg. Annual Amortization of $4M Strategic Rationale: Solidifies our leading position in water & environmental analytical instrumentation Adds an industry-leading fresh and salt water monitoring capability Increases focus on outdoor environmental applications Synergistic with our business ... complementary footprint and products

Q3'11 Xylem Results 5 Revenue ($M) Operating Income and Margin ($M) YOY Q3'11 Organic 6.5% Acq 5.2% FX 4.8% Total 16.5% 13.3%* * Ex. $46M of One-Time Separation Costs Strong Organic Orders & Sales ... Op Margin Reflects Standalone Costs Operations: Price 1.5% Volume/Mix/Other -0.9% Cost Improvements 3.4% $125* Orders ($M) YOY Q3'11 Organic 9.0% Acq 5.1% FX 5.2% Total 19.3%

Q3'11 Water Infrastructure Segment Results

Orders ($M)



$504
$621
Q3'10
Q3'11

Orders Growth	Q3'11
Organic	9.5%
Acq.	8.1%
FX	6.6%
Elims	-1.0%
Total	**23.2%**

Organic Orders by Application

- Transport +9% ... double-digit dewatering growth, emerging market strength … public utilities stable
- Treatment +10% … favorable project timing
- Test +13% … strength across Europe & emerging markets

Revenue ($M)



$488
$584
Q3'10
Q3'11

Revenue Growth	Q3'11
Organic	5.1%
Acq.	8.6%
FX	6.2%
Elims	-0.2%
Total	**19.7%**

Organic Revenue by Application

- Transport +5% … double-digit dewatering strength … evidence of public utility capex curtailment
- Treatment +4% … geographical mix … evidence of public utility capex curtailment
- Test +6% … strength across Europe & emerging markets

Solid Organic Growth

6

xylem Let's Solve Water

Q3'11 Applied Water Segment Results

Orders ($M)



$322
$358
Q3'10
Q3'11

Orders Growth	Q3'11
Organic	8.1%
Acq.	-%
FX	3.1%
Elims	-%
Total	**11.2%**

Organic Orders by Application

- Building Services +4% … new energy efficient solutions and large installed base driving global residential & commercial strength despite flat market conditions
- Industrial Water +11% …general industrial up driven by new energy efficient solutions, food & beverage strength
- Irrigation +15% … double-digit US growth

Revenue ($M)



$331
$368
Q3'10
Q3'11

Revenue Growth	Q3'11
Organic	8.5%
Acq.	-%
FX	3.0%
Elims	-0.3%
Total	**11.2%**

Organic Revenue by Application

- Building Services +7% … new energy efficient solutions and a large installed base driving global residential & commercial strength despite flat market conditions
- Industrial Water +9% …general industrial up driven by new energy efficient solutions, food & beverage strength
- Irrigation +15% … double-digit US growth

Strength Across Applications … Favorable US Conditions

7

xylem Let's Solve Water

Q3'11 Segment Operating Income & Margin 8 Applied Water Water Infrastructure Operations: Price 0.7% Volume/Mix/Other 0.9% Cost Improvements 3.5% Operations: Price 2.6% Volume/Mix/Other -0.1% Cost Improvements 3.1% 140 bps Improvement ... Com'l & Op Excellence +420 bps Com'l & Op Excellence Offsets Significant Inflation 16.3%* * Ex. $8M of One-Time Separation Costs $95* 12.5%* * Ex. $9M of One-Time Separation Costs $46* ($M) ($M)

Free Cash Flow Conversion & Capex 9 1 Free Cash Flow = Net cash from operating activities - Capital expenditures, excluding separation spending Free Cash Flow1 and Conversion ($M) Operating Working Capital as % of Sales 2010 Q3'11 AR $ 690 $ 753 Inv 389 437 AP 309 283 Working Capital $ 770 $ 907 W/C as % Sales* 22% 24% Q3'10 YTD Q3'11 YTD Capex $ 44 $ 79 Depreciation $ 48 $ 72 Reinvestment Ratio 0.9 1.1 Capex Reinvestment ($M) Strong Cash Generation Supports Significant Reinvestment * (AR+INV-AP) / TTM Sales (adjusted for acquisitions) Capex ($M) ($M)

Appendix

Update on Separation Costs 11 Actively Managing One-Time Estimated one-time costs: Professional services Key employee retention IT infrastructure Branding $67M YTD September '11 Post Spin costs: $20 - $30M ($M) QTD Q3'11 YTD Q3'11 Non-cash asset impairments $ 8 $ 8 Advisory fees 9 18 IT Costs 10 17 Employee retention 4 8 Other 15 16 Total separation costs in Op Income 46 67 Tax-related separation (benefit) costs (9) 5 Income tax benefit (12) (18) Total separation costs, net of tax $ 25 $ 54

Quarterly Financial Performance 12 ($M, Except EPS) Q1'10 Q2'10 Q3'10 Q4'10 FY'10 Q1'11 Q2'11 Q3'11 Revenue 686 775 806 935 3,202 890 971 939 COGS 431 484 497 576 1,988 553 592 574 Gross Profit 255 291 309 359 1,214 337 379 365 SG&A 164 170 183 220 737 213 237 215 R&D 18 17 18 21 74 24 26 23 Separation Costs - - - - - 3 18 46 Restructuring & Asset Impairment Charges, net 4 3 1 7 15 - - 2 Op Income 69 101 107 111 388 100 116 79 Interest Expense - - - - - - 1 1 Other Non-Op -2 -1 3 0 0 1 - 4 Income before Tax 67 100 110 111 388 101 115 82 Tax 11 15 19 14 59 23 43 5 Net Income 56 85 91 97 329 78 72 77 Pro-Forma EPS * $0.30 $0.46 $0.49 $0.53 $1.78 $0.42 $0.39 $0.42 * On October 31, 2011, Xylem Inc. completed the spin-off through a tax-free stock dividend to ITT Corporation's shareholders. ITT Corporation shareholders received one share of our common stock for each share of ITT common stock. As a result on October 31, 2011, we had 184,570,429 shares of common stock outstanding and this share amount is being utilized to calculate pro forma earnings per share for all periods presented.

Non-GAAP Measures 13 Management views key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among others. In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenues, operating income, net income or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: "Organic revenue" defined as revenue excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation. The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period. "EBITDA" defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. "Adjusted EBITDA" reflects the adjustment to EBITDA to exclude for one-time separation costs associated with the Xylem spin-off from ITT Corporation. "Adjusted Operating Income" and "Adjusted Pro Forma EPS" defined as operating income and earnings per share, adjusted to exclude one-time separation costs associated with the Xylem spin-off from ITT Corporation. "Free cash flow" defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures and other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.

Non-GAAP Reconciliation: Organic Orders 14 Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth Reported vs. Organic Order Growth ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (A) (B) (C) (C) (C) (D) (D) (D) (E) (F) = B+C+D+E (F) = B+C+D+E (G) = F/A Change % Change Acquisitions / Divestitures Acquisitions / Divestitures Acquisitions / Divestitures Change Change % Change 2011 Orders 2010 Orders 2011 vs. 2010 2011 vs. 2010 Acquisitions / Divestitures Acquisitions / Divestitures Acquisitions / Divestitures FX Contribution FX Contribution FX Contribution Elims Adj. 2011 vs. 2010 Adj. 2011 vs. 2010 Adj. 2011 vs. 2010 Quarters Ended September 30 Quarters Ended September 30 Xylem 966 810 156 19.3% (41) (41) (41) (42) (42) (42) - 73 73 9.0% Water Infrastructure 621 504 117 23.2% (41) (41) (41) (33) (33) (33) 5 48 48 9.5% Transport 467 380 87 22.8% (25) (25) (25) (26) (26) (26) - 36 36 9.4% Treatment 95 81 14 17.1% - - - (6) (6) (6) - 8 8 10.1% Test 55 31 23 73.7% (16) (16) (16) (3) (3) (3) - 4 4 12.8% Applied Water 358 322 36 11.2% - - - (10) (10) (10) - 26 26 8.1% Building Services 188 174 14 8.0% - - - (6) (6) (6) - 8 8 4.3% Industrial Water 138 120 18 14.9% - - - (4) (4) (4) - 14 14 11.4% Irrigation 22 19 3 15.4% - - - - - - - 3 3 15.4% Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals

Non-GAAP Reconciliation: Organic Revenue 15 Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth Reported vs. Organic Revenue Growth ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As reported - GAAP) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (As Adjusted - Organic) (A) (B) (C) (C) (C) (D) (D) (D) (E) (F) = B+C+D+E (G) = F/A Change % Change Acquisitions / Divestitures Acquisitions / Divestitures Acquisitions / Divestitures Change % Change 2011 Revenue 2010 Revenue 2011 vs. 2010 2011 vs. 2010 Acquisitions / Divestitures Acquisitions / Divestitures Acquisitions / Divestitures FX Contribution FX Contribution FX Contribution Elims Adj. 2011 vs. 2010 Adj. 2011 vs. 2010 Quarters Ended September 30 Quarters Ended September 30 Xylem 939 806 133 16.5% (42) (42) (42) (39) (39) (39) - 52 6.5% Water Infrastructure 584 488 96 19.7% (42) (42) (42) (30) (30) (30) 1 25 5.1% Transport 430 365 65 17.9% (27) (27) (27) (21) (21) (21) - 18 4.8% Treatment 95 86 9 10.4% - - - (5) (5) (5) - 4 4.2% Test 55 34 21 59.9% (15) (15) (15) (3) (3) (3) - 2 6.3% Applied Water 368 331 37 11.2% - - - (10) (10) (10) 1 28 8.5% Building Services 195 178 17 9.6% - - - (4) (4) (4) - 13 7.1% Industrial Water 140 125 15 12.0% - - - (4) (4) (4) - 11 9.1% Irrigation 23 19 4 21.1% - - - (1) (1) (1) - 3 15.1% Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals Note - Application amounts above reflect 3rd party transactions; due to rounding the sum of application amounts may not agree to segment totals

Non-GAAP Reconciliation: Adjusted EBITDA

Xylem Inc. Non-GAAP Reconciliation
Net Income vs. Adjusted EBITDA
Third Quarter 2011 & 2010
($ Millions)

	Third Quarter		Year to Date	
	2011	2010	2011	2010
Net Income	77	91	227	232
Income Tax Expense	5	19	72	45
Depreciation	25	20	72	48
Amortization	11	8	32	19
Share-Based Compensation	2	2	7	7
EBITDA	120	140	410	351
Separation Costs	46	-	67	-
Adjusted EBITDA	166	140	477	351
Revenue	939	806	2,800	2,267
Adjusted EBITDA Margin	17.7%	17.4%	17.0%	15.5%

16

xylem
Let's Solve Water

Non-GAAP Reconciliation: Adj. Operating Income

Xylem Inc. Non-GAAP Reconciliation
Operating Income vs. Adjusted Operating Income
Third Quarter 2011
($ Millions)

			(A)	(B)	A /B
	Operating Income	Separation Costs	Adj. Operating Income	Revenue	Adj. Operating Margin
Nine Months Ended September 30, 2011					
Xylem	296	67	363	2,800	13.0%
Water Infrastructure	245	10	255	1,737	14.7%
Applied Water	133	9	142	1,108	12.8%
Quarter Ended September 30, 2011					
Xylem	79	46	125	939	13.3%
Water Infrastructure	87	8	95	584	16.3%
Applied Water	37	9	46	368	12.5%

17

xylem Let's Solve Water

Non-GAAP Reconciliation: Adj. Pro Forma EPS 18 Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Adjusted Proforma EPS Adjusted Proforma EPS Adjusted Proforma EPS Adjusted Proforma EPS Adjusted Proforma EPS Adjusted Proforma EPS Adjusted Proforma EPS Adjusted Proforma EPS Third Quarter 2011 & 2010 Third Quarter 2011 & 2010 Third Quarter 2011 & 2010 Third Quarter 2011 & 2010 Third Quarter 2011 & 2010 Third Quarter 2011 & 2010 Third Quarter 2011 & 2010 Third Quarter 2011 & 2010 ($ Millions, Except EPS) ($ Millions, Except EPS) ($ Millions, Except EPS) ($ Millions, Except EPS) ($ Millions, Except EPS) ($ Millions, Except EPS) ($ Millions, Except EPS) ($ Millions, Except EPS) Third Quarter Third Quarter Third Quarter Year to Date Year to Date Year to Date 2011 2010 2011 2010 Net Income 77 91 227 232 Separation Costs 25 - 54 - Adjusted Net Income 102 91 281 232 Proforma Shares Outstanding 184.6 184.6 184.6 184.6 Adjusted Pro Forma Earnings Per Share $0.55 $0.49 $1.52 $1.26

Non-GAAP Reconciliation: Free Cash Flow 19 Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Net Cash - Operating Activities vs. Free Cash Flow Net Cash - Operating Activities vs. Free Cash Flow Net Cash - Operating Activities vs. Free Cash Flow Net Cash - Operating Activities vs. Free Cash Flow Net Cash - Operating Activities vs. Free Cash Flow Nine Months Ended September 30, 2011 & 2010 Nine Months Ended September 30, 2011 & 2010 Nine Months Ended September 30, 2011 & 2010 Nine Months Ended September 30, 2011 & 2010 Nine Months Ended September 30, 2011 & 2010 ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) Nine Months Ended Nine Months Ended Nine Months Ended 2011 2010 Net Cash - Operating Activities 252 226 Capital Expenditures (79) (44) Free Cash Flow, including separation costs 173 182 Separation Costs (Cash Paid incl. Capex) 62 - Free Cash Flow, excluding separation costs 235 182 Net Income 227 232 Separation Costs 54 - Adjusted Net Income 281 232 Free Cash Flow Conversion 83.6% 78.4%

20 NYSE: XYL Phil De Sousa, Investor Relations Officer (914) 323-5930 Janice Tedesco, Investor Relations Coordinator (914) 323-5931 http://investors.xyleminc.com